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                                                                    EXHIBIT 10.2

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of June 30, 2000 among SUIZA DAIRY GROUP, L.P., f/k/a Suiza Fluid Dairy Group, L.P., a Delaware limited partnership (the "Parent Borrower"), SOUTHERN FOODS GROUP, L.P., a Delaware limited partnership (the "Subsidiary Borrower"), certain of the Domestic Subsidiaries of the Parent Borrower (individually a "Guarantor" and collectively the "Guarantors"; the Guarantors, together with the Parent Borrower and the Subsidiary Borrower, individually a "Credit Party" and collectively the "Credit Parties"), FIRST UNION NATIONAL BANK, as Administrative Agent (the "Administrative Agent") for the lenders party to the Credit Agreement defined below (the "Lenders"), BANK ONE, NA, as Syndication Agent for the Lenders (the "Syndication Agent"), BANK OF AMERICA, N.A. and FLEET NATIONAL BANK, as Co-Documentation Agents (the "Documentation Agents"), and the Lenders.

                                    RECITALS

         WHEREAS, the Parent Borrower, the Subsidiary Borrower, the Guarantors, the Administrative Agent, the Syndication Agent, the Documentation Agents and the Lenders are parties to that certain Credit Agreement dated as of January 4, 2000 (the "Credit Agreement"), which provides for the making of revolving loans, term loans and other financial accommodations to the Borrower and the Subsidiary Borrower;

         WHEREAS, the Parent Borrower has requested that the Subsidiary Borrower no longer be treated as a separate borrower under the Credit Agreement, that the Parent Borrower assume all obligations of the Subsidiary Borrower under the Credit Agreement, that the Subsidiary Borrower guarantee all Credit Party Obligations and that the Lenders make certain other changes to the Credit Agreement; and

         WHEREAS, the parties hereto have agreed to amend the Credit Agreement on the terms and subject to the conditions set forth in this Amendment.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         Section 1. Definitions. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein as defined therein.

         Section 2. Amendments to Credit Agreement and Schedules Thereto. Subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Lenders hereby agree that the Credit Agreement shall be amended as follows:

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                  A. From and after the Effective Date (as defined below), the
Credit Agreement is amended in its entirety to read in the form of such Credit Agreement attached hereto as Exhibit A to this Amendment.

                  B. From and after the Effective Date, the Subsidiary Borrower shall no longer be a Borrower, but shall be a Guarantor under the Credit Documents.

                  C. As of the Effective Date, Schedules 2.1(a), 2.1(d), 2.3(c), 2.4(c), 2.5(d), 3.6, 3.12, 3.19 and 6.1(b) to the Credit Agreement are replaced by the revised Schedules 2.1(a), 2.1(d), 2.3(c), 2.4(c), 2.5(d), 3.6, 3.12, 3.19
and 6.1(b) attached to this Amendment.

                  D. As of the Effective Date, Schedule 2.2(d) to the Credit Agreement is deleted in its entirety.

                  E. References in the Credit Agreement (including references to such Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein", and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

         Section 3. Representations and Warranties. The Credit Parties hereby represent and warrant to the Administrative Agent and the Lenders that (i) the representations and warranties in Article 3 of the Credit Agreement (as amended hereby) are true and correct on the date hereof as if made on and as of the date hereof as if each reference (whether direct or indirect) therein to "this Agreement" included reference to this Amendment and the Credit Agreement as amended hereby and (ii) no Default or Event of Default has occurred and is continuing as of the date hereof.

         Section 4. Guarantors. Each of the Guarantors (including the Subsidiary Borrower) (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Credit Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor's obligations under the Credit Agreement or the other Credit Documents.

         Section 5. Conditions Precedent. The amendments to the Credit Agreement set forth in Section 2 shall become effective as of June 30, 2000 upon the satisfaction of each of the following conditions (the "Effective Date"):

                  A. The Administrative Agent shall have received an executed counterpart to this Amendment from the Borrower, the Guarantors and the Required Lenders.

                  B. The Administrative Agent shall have received, for each applicable Lender, an executed Revolving Note, Term A Note, Term A2 Note and Swingline Note.

                  C. The Administrative Agent shall have received a Joinder Agreement duly executed by the Subsidiary Borrower.


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         Section 6. Miscellaneous. Except as expressly provided herein, the
Credit Agreement shall remain unmodified and in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the law of the State of North Carolina.



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         IN WITNESS WHEREOF, each of the parties hereto have caused this
Amendment to be duly executed and delivered by its proper and duly authorized officers as of the day and year first above written.


PARENT BORROWER:           SUIZA DAIRY GROUP, L.P.,
                           a Delaware limited partnership

                           By:  Suiza Dairy Group GP, LLC


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


SUBSIDIARY BORROWER:       SOUTHERN FOODS GROUP, L.P.,
                           a Delaware limited partnership

                           By:  SFG MANAGEMENT LIMITED LIABILITY COMPANY

                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------



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GUARANTORS:                     SFG MANAGEMENT LIMITED LIABILITY
                                COMPANY

                                SUIZA SOUTHEAST, LLC

                                BROUGHTON FOODS, LLC

                                LAND-O-SUN DAIRIES, LLC

                                COUNTRY DELITE FARMS, LLC

                                DAIRY FRESH, LLC

                                LOUIS TRAUTH DAIRY, LLC

                                VELDA FARMS, LLC

                                SUIZA GTL, LLC

                                NEW ENGLAND DAIRIES, LLC

                                TUSCAN/LEHIGH MANAGEMENT, L.L.C.

                                SUIZA SOUTHWEST, LLC (fka Suiza West, LLC)

                                ROBINSON DAIRY, LLC

                                MODEL DAIRY, LLC

                                SUIZA SOCAL, LLC

                                COUNTRY FRESH, LLC

                                OBERLIN FARMS DAIRY, LLC

                                LONDON'S FARM DAIRY, LLC

                                CF BURGER DAIRY, LLC


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:                 of each of the foregoing
                                      -----------------
                                       limited liability companies


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                                SOUTHERN FOODS GROUP, L.P.,
                                a Delaware limited partnership

                                By:  SFG MANAGEMENT LIMITED LIABILITY COMPANY

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                                TUSCAN/LEHIGH DAIRIES, L.P.

                                By:  TUSCAN/LEHIGH MANAGEMENT, L.L.C.
                                     its general partner


                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                                SFG CAPITAL CORPORATION


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


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                                FIRST UNION NATIONAL BANK, in
                                its capacity as Administrative Agent and individually in its capacity as a Lender

                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


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                                BANK ONE, NA, in its capacity as Syndication
                                Agent and individually in its capacity as a Lender


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


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                                BANK OF AMERICA, N.A., in its capacity as
                                Documentation Agent and individually in its capacity as a Lender


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


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                                FLEET NATIONAL BANK, in its capacity as
                                Documentation Agent and individually in its capacity as a Lender


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


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                                COBANK, ACB, in its capacity as Managing Agent
                                and individually in its capacity as a Lender


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


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                                CREDIT AGRICOLE INDOSUEZ, in its capacity as
                                Managing Agent and individually in its capacity as a Lender

                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


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                                COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK
                                B.A. "RABOBANK NEDERLAND", NEW YORK BRANCH, in its capacity as Managing Agent and individually in its capacity as a Lender


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------



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                                THE INDUSTRIAL BANK OF JAPAN, LIMITED, in its
                                capacity as Managing Agent and individually in its capacity as a Lender


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


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                                WELLS FARGO BANK (TEXAS), N.A., in its capacity
                                as Managing Agent and individually in its capacity as a Lender


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


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                                BANCO POPULAR DE PUERTO RICO, in its capacity as
                                Co-Agent and individually in its capacity as a Lender


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


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                                BANCO POPULAR NORTH AMERICA, in its capacity as
                                Co-Agent and individually in its capacity as a Lender


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------



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                                THE BANK OF TOKYO-MITSUBISHI, LTD., in its
                                capacity as Co-Agent and individually in its capacity as a Lender


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


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                                THE BANK OF NOVA SCOTIA, in its capacity as
                                Co-Agent and individually in its capacity as a Lender


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


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                                GUARANTY FEDERAL BANK, F.S.B. in its capacity as
                                Co-Agent and individually in its capacity as a Lender


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------



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                                SUNTRUST BANK, ATLANTA, in its capacity as
                                Co-Agent and individually in its capacity as a Lender


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


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                                HARRIS TRUST AND SAVINGS BANK


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------



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                                BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE,
                                INC.


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------

                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------



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                                CREDIT INDUSTRIEL ET COMMERCIAL


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------



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                                U.S. BANCORP AG CREDIT, INC.


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


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                                BANK HAPOALIM B.M.


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


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                                THE BANK OF NEW YORK


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


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                                BANQUE NATIONALE DE PARIS


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


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                                THE CHASE MANHATTAN BANK


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


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                                CREDIT LYONNAIS NEW YORK BRANCH


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


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                                THE DAI-ICHI KANGYO BANK, LTD., CHICAGO BRANCH


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


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                                THE MITSUBISHI TRUST & BANKING CORPORATION


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


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                                NATIONAL CITY BANK OF KENTUCKY


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


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                                THE SANWA BANK, LIMITED, NEW YORK BRANCH


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


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                                THE FUJI BANK, LIMITED


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


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                                THE SAKURA BANK, LIMITED


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


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                                MERCANTILE BANK NATIONAL ASSOCIATION


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


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                                BANK OF HAWAII


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


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                                ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


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                                MICHIGAN NATIONAL BANK


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


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                                RZB FINANCE LLC


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


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                                NATEXIS BANQUES POPULAIRES


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------